Exhibit 99.3

1 Supernus Pharmaceuticals SPN-812 P304 Phase III Topline Data March 28, 2019

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Viloxazine hydrochloride Serotonin norepinephrine modulating agent (SNMA) New Chemical Entity (NCE) with five year market exclusivity Previously marketed outside the U.S. as an antidepressant Building strong IP with expirations from 2029-2033 Clinical data point to a well-differentiated ADHD product Continue to target NDA submission 2H 2019, and if approved, launch 2H 2020 3 SPN-812 Novel Non-Stimulant ADHD Product Candidate

SPN-812 Phase III Studies Status P301 N = 477 P303 N = 313 P302 N = 310 P304 N = 297 ADHD Patients 6-11 years 6-11 years 12-17 years 12-17 years Daily Doses 100 mg 200 mg 200 mg 400 mg 200 mg 400 mg 400 mg 600 mg Status Completed Completed Completed Completed 4

SPN-812 P304 Phase III Study Design Monotherapy in adolescent ADHD patients 12-17 years old Primary Endpoint Change from baseline on ADHD-RS-5 scale compared to placebo Secondary Endpoints Clinical Global Impression - Improvement (CGI-I) scale Conners 3rd Edition - parent, composite T-score Weiss Functional Impairment Rating Scale - parent report (WFIRS-P) Evaluate safety & tolerability 5

SPN-812 P304 Topline Results Executive Summary Data confirm positive results from P301, P302, and P303 Phase III studies 400 mg reached statistical significance on: Change versus baseline in ADHD Rating Scale 5, p-value = 0.0082 Effect size of 0.66 CGI-I secondary endpoint, p-value = 0.0051 Hyperactivity/Impulsivity subscale, p-value = 0.0484 Inattention subscale, p-value = 0.0042 Sensitivity analysis confirms primary analysis 6

SPN-812 P304 Topline Results Executive Summary Data confirm positive results from P301, P302, and P303 Phase III studies 400 mg shows fast onset of action Statistical significance as early as 2 weeks Higher dose of 600 mg did not reach statistical significance Narrowly missed on primary endpoint with p-value of 0.0712 May indicate a dosage plateauing effect Not needed for approvability of NDA Consistent favorable tolerability and safety profile Low incidence of AE’s across both doses (400 mg and 600 mg) Low discontinuation rates due to AE’s of 4.0% - 5.1% 7

SPN-812 P304 Phase III Topline Results Visit Statistics Placebo (N=96) 400 mg (N=99) 600 mg (N=97) Baseline Mean 38.8 41.2 39.8 Week 7 (EOS) LS Mean -13.2 -18.3 -16.7 p-value 0.0082 0.0712 8 MMRM = Mixed Model for Repeated Measure ITT = Intent to Treat EOS = End of Study Primary Analysis of ADHD-RS-5 based on MMRM (ITT Population)

SPN-812 P304 Phase III Topline Results Efficacy on 400 mg starting in week 2 Visit Statistics Placebo (N=96) 400 mg (N=99) 600 mg (N=97) Baseline Mean 38.8 41.2 39.8 Week 1 LS Mean -5.0 -6.7 -7.7 p-value 0.2460 0.0664 Week 2 LS Mean -7.8 -12.1 -10.9 p-value 0.0063 0.0456 Week 3 LS Mean -9.7 -14.7 -13.6 p-value 0.0035 0.0238 Week 4 LS Mean -11.7 -16.2 -13.8 p-value 0.0119 0.2423 Week 5 LS Mean -12.7 -17.2 -14.9 p-value 0.0100 0.1983 Week 6 LS Mean -13.5 -18.4 -16.8 p-value 0.0065 0.0690 Week 7 (EOS) LS Mean -13.2 -18.3 -16.7 p-value 0.0082 0.0712 9 MMRM = Mixed Model for Repeated Measure ITT = Intent to Treat EOS = End of Study

SPN-812 P304 Phase III Topline Results Visit Statistics Placebo (N=96) 400 mg (N=99) 600 mg (N=97) Baseline Mean 38.8 41.2 39.8 Week 7 (EOS) LS Mean -13.4 -17.9 -16.5 p-value 0.0191 0.1002 10 ANCOVA = Analysis of Covariance ITT = Intent to Treat EOS = End of Study Sensitivity Analysis of ADHD-RS-5 based on ANCOVA at Week 7 (EOS) Confirms Primary Analysis (ITT Population)

Visit Statistics Placebo (N=96) 400 mg (N=99) 600 mg (N=97) Baseline Mean 4.5 4.8 4.6 Week 7 (EOS) LS Mean 2.9 2.4 2.6 p-value 0.0051 0.0995 11 CGI-S was used as baseline; EOS = End of study Analysis of Observed Global Improvement Score (CGI-I) at Week 7 (EOS) SPN-812 P304 Phase III Topline Results

Visit Statistics Placebo (N=96) 400 mg (N=99) 600 mg (N=97) ADHD-RS-5 Hyperactivity/Impulsivity Baseline Mean 16.4 18.7 17.5 Week 7 (EOS) LS Mean -6.4 -8.3 -7.6 p-value 0.0484 0.2084 ADHD-RS-5 Inattention Baseline Mean 22.4 22.5 22.3 Week 7 (EOS) LS Mean -7.1 -10.1 -8.7 p-value 0.0042 0.1392 12 Analysis in ADHD-RS-5 Inattention and Hyperactivity/Impulsivity Subscales SPN-812 P304 Phase III Topline Results Significant Reduction in Hyperactivity and Inattention for 400 mg EOS = End of Study

13 Number (%) of Patients - Treatment Related AEs with > 5% incidence Placebo (N=97) 400 mg (N=100) 600 mg (N=99) Somnolence 3 (3.1) 13 (13.0) 17 (17.2) Fatigue 4 (4.1) 11 (11.0) 10 (10.1) Headache 3 (3.1) 9 (9.0) 7 (7.1) Decreased appetite 2 (2.1) 6 (6.0) 6 (6.1) Nausea 2 (2.1) 5 (5.0) 8 (8.1) Discontinuation due to AEs 1 (1.0) 4 (4.0) 5 (5.1) SPN-812 P304 Phase III Topline Results 400 mg and 600 mg Well Tolerated AEs = Adverse Events

SPN-812 Phase III Program Executive Summary Final Phase III data package for the NDA is robust on 100 mg, 200 mg and 400 mg doses in more than 1,000 children and adolescent patients. P304 Fourth Phase III trial Consistent with and confirms results from three successful Phase III trials (P301, P302 and P303) in children and adolescents Clinical data point to a well-differentiated ADHD product Strong efficacy with robust statistical significance Efficacy on both Hyperactivity/Impulsivity and Inattention Fast onset of action Very well tolerated Continue to target NDA submission 2H 2019, and if approved, launch 2H 2020 14

Growth Potential for Existing Products Potential Peak Sales for Oxtellar XR® and Trokendi XR® >$500M Innovative Late Stage Portfolio in Psychiatry SPN-812 Well Differentiated Novel Non-Stimulant SPN-810 First Product to be Developed for Impulsive Aggression SPN-604 Novel Product for Bipolar Disorder Positioned For Continued Strong Growth 15